UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 8, 2004
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                               Immunomedics, Inc.
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              (Exact Name of Registrant as Specified in Charter)


            Delaware                  000-12104             61-1009366
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  (State or Other Jurisdiction       (Commission        (I.R.S.  Employer
        of Incorporation)            File Number)       Identification No.)


300 American Road, Morris Plains, New Jersey                   07950
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(Address of Principal Executive Offices)                    (Zip Code)


Registrant's telephone number, including area code: (973) 605-8200
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                                 Not applicable
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          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.     OTHER EVENTS AND REGULATION FD DISCLOSURE

            On April 8, 2004, Immunomedics, Inc. and Amgen Inc. announced that Amgen has returned to Immunomedics all rights for epratuzumab, the humanized CD22 monoclonal antibody therapeutic licensed to Amgen by Immunomedics in December 2000, including rights to second generation molecules and conjugates. A copy of the press release announcing this information is attached to this report as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

            (c)   Exhibits:

            99.1 Press Release issued by Immunomedics, Inc. and Amgen Inc. on April 8, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



Date:  April 8, 2004             IMMUNOMEDICS, INC.




                                 By:   /s/ Cynthia L. Sullivan
                                    ------------------------------------
                                    Name:  Cynthia L. Sullivan
                                    Title: President and Chief Executive Officer

                                  EXHIBIT INDEX
                                  -------------

99.1        Press Release issued by Immunomedics, Inc. and Amgen Inc. on
            April 8, 2004.